SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 31, 2016
among
GLOBAL PAYMENTS INC.,
THE OTHER BORROWERS PARTY HERETO,
THE GUARANTORS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,
FIFTH THIRD BANK,
JPMORGAN CHASE BANK, N.A.,
PNC BANK, NATIONAL ASSOCIATION,
SUNTRUST BANK,
TD BANK, N.A.,
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Co-Syndication Agents,
BANK OF MONTREAL,
BARCLAYS BANK PLC,
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
CAPITAL ONE, N.A.,
MIZUHO BANK LTD.,
and
SUMITOMA MITSUI BANKING CORPORATION,
as Co-Documentation Agents,
HSBC BANK USA, N.A.,
U.S. BANK NATIONAL ASSOCATION
and
WELLS FARGO BANK, N.A.,
as Co-Senior Managing Agents
and
THE LENDERS PARTY HERETO
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
FIFTH THIRD BANK,
JPMORGAN CHASE BANK, N.A.,
PNC CAPITAL MARKETS LLC,
SUNTRUST ROBINSON HUMPHREY, INC.,
TD SECURITIES (USA) LLC,
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Joint Lead Arrangers
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Sole Bookrunner

CHAR1\1483064v4

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 31, 2016 (this “Amendment”) is entered into among Global Payments Inc., a Georgia corporation (the “Company”), the other borrowers party hereto (together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors (as defined below) party hereto, the Lenders (as defined below) party hereto and Bank of America, N.A., as Administrative Agent (as defined below). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the other Borrowers, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of July 31, 2015 (as amended or modified from time to time, the “Existing Credit Agreement”);

WHEREAS, the parties hereto agree to amend the Existing Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to Credit Agreement.

(a)    Effective upon satisfaction of the conditions precedent set forth herein, the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex I attached hereto (as so amended, the “Amended Credit Agreement”). Unless otherwise specified below in 1(b), 1(c) or 1(d), the Schedules and the Exhibits to the Existing Credit Agreement shall not be modified or otherwise affected hereby.
(b)    Schedule 2.01 to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.
(c)    Exhibit B-6 to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Exhibit B-6 attached hereto.
(d)    Exhibit C-1 to the Existing Credit Agreement is hereby deleted in its entirety and Exhibit C-2 to the Existing Credit Agreement is hereby renamed Exhibit C.
2.    Conversion.

The Lenders set forth on Schedule I are the lenders of record of the portion of the Heartland Incremental Term B Loan set forth on Schedule I opposite such Lender’s name. Each such Lender represents and warrants that it holds such portion of the Heartland Incremental Term B Loan and has not assigned or participated the Heartland Incremental Term B Loan to any other person or entity.

The Company and each Lender set forth on Schedule I hereby agree that on the Second Amendment Effective Date (as defined in the Amended Credit Agreement) the principal amount of the portion of the Heartland Incremental Term B Loan set forth on Schedule I opposite such Lender’s name and owing to such Lender under the Existing Credit Agreement shall be converted (the “Conversion”) into a Term B Loan (as defined in the Amended Credit Agreement) in an aggregate principal amount equal to the amount set forth on Schedule I opposite such Lender’s name, as contemplated by and to be evidenced and governed by the Amended Credit Agreement and the related Loan Documents, all on the terms and conditions set forth in the Amended Credit Agreement.

In order to effect the Conversion, (a) the Administrative Agent has notified the Company that upon the Second Amendment Effective Date it will mark the Register to reflect the Heartland Incremental Term B

CHAR1\1483064v4

Loan as no longer outstanding on the Second Amendment Effective Date and (b) each Lender set forth on Schedule I will have been deemed to become a party to the Amended Credit Agreement as a Term B Lender on the Second Amendment Effective Date in respect of the Term B Loan in the amount set forth opposite such Lender’s name on Schedule I. The Conversion will not affect the right of any Lender to receive any accrued and unpaid interest with respect to the Heartland Incremental Term B Loan that is owed to such Lender, all of which shall be paid by the Company on the Second Amendment Effective Date (but it is understood and agreed that the Heartland Incremental Term B Loan shall not bear any interest from and after the Conversion). Furthermore, each Lender set forth on Schedule I agrees that, effective upon the Conversion and subject to receipt of such accrued and unpaid interest, it no longer holds any portion of the Heartland Incremental Term B Loan.

3.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Lenders and the Administrative Agent;

(b)    Receipt by the Administrative Agent of satisfactory evidence that (i) the representations and warranties of the Borrowers set forth in Article V of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date (in which event such representations and warranties shall have been true in all material respects on and as of such earlier date) and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)    Receipt by the Administrative Agent of favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date), in a form reasonably satisfactory to the Administrative Agent, and covering such other matters relating to the Credit Parties and this Amendment as the Administrative Agent shall reasonably request;

(d)    Receipt by the Administrative Agent of such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment, and any other legal matters relating to the Credit Parties, all in form and substance satisfactory to the Administrative Agent and its counsel; and

(e)     Payment by the Company of all agreed fees and expenses (including reasonable attorney’s fees of the Administrative Agent).

CHAR1\1483064v4

4.    New Lenders/Non-Consenting Lenders.

(a)     Each Person set forth on Schedule II attached hereto is a Non-Consenting Lender. Upon giving effect to this Amendment, (i) the outstanding Loans of each Non-Consenting Lender under the Existing Credit Agreement shall be fully assigned at par to Lenders under the Amended Credit Agreement and the outstanding Commitments of each Non-Consenting Lender under the Existing Credit Agreement shall be fully assigned to Lenders under the Amended Credit Agreement so that, after giving effect to such assignments, the Lenders shall hold each class of the Loans and Commitments and have the Applicable Percentages, in each case as set forth on Schedule 2.01 hereto, and (ii) such Non-Consenting Lender shall no longer be a Lender under the Existing Credit Agreement or the Amended Credit Agreement. Without limiting the generality of the foregoing, the parties hereto agree that immediately upon the consummation of the assignments referenced in the preceding sentence, the outstanding Heartland Incremental Term B Loan of Non-Consenting Lenders that are assigned to a Lender (other than a Term B Lender) shall be automatically converted into a portion of the Delayed Draw Term Loan in the amounts set forth on Schedule 2.01 hereto on the Second Amendment Effective Date.

(b)    Each Person executing this Amendment under the heading “New Lender” (collectively, the “New Lenders” and each, a “New Lender”) hereby agrees to provide a Commitment in the amount and of the class set forth opposite its name on Schedule 2.01 and the initial Applicable Percentage of each such New Lender, in each such class as appropriate, shall be as set forth therein.

(c)    Each New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (B) it has received a copy of the Amended Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to become a party to the Amended Credit Agreement, and (C) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to become a party to the Amended Credit Agreement; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d)    The Company agrees that, as of the Second Amendment Effective Date, each New Lender shall (i) be a party to the Amended Credit Agreement and the other Loan Documents, (ii) be a “Lender” with respect to its Loans and Commitments for all purposes of the Amended Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Amended Credit Agreement and the other Loan Documents. Each New Lender agrees that it will have the rights and obligations of a Lender under the Amended Credit Agreement and the other Loan Documents.

(e)    The parties hereto agree that the Borrowers, the Lenders and the Administrative Agent shall effect such assignments, prepayments, Borrowings and reallocations as are necessary to effectuate the modifications to the Commitments and Loans as contemplated in this Amendment such that, after giving effect thereto, the Lenders shall hold each class of the Commitments and Loans and have the Applicable Percentages, in each case as set forth on Schedule 2.01. Each Lender party hereto waives any “breakage” costs that is would otherwise be entitled to pursuant to Section 3.05 of the Credit Agreement solely as a result of the foregoing.

5.    Miscellaneous.

CHAR1\1483064v4

(a)    The Amended Credit Agreement and the obligations of the Credit Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby. This Amendment is a Loan Document.

(b)    Each Guarantor joins the execution of this Amendment for the purpose of (i) acknowledging and consenting to all of the terms and conditions of this Amendment, (ii) affirming all of its obligations under the Loan Documents and (iii) agreeing that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Amended Credit Agreements or the other Loan Documents.

(c)    Each Borrower hereby represents and warrants as follows:

(i)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by it and constitutes such Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) Debtor Relief Law and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment.

(d)    The Borrowers represent and warrant to the Lenders that (i) the representations and warranties of the Borrowers set forth in Article V of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date (in which event such representations and warranties shall have been true in all material respects on and as of such earlier date) and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

CHAR1\1483064v4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:
GLOBAL PAYMENTS INC., a Georgia corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
GLOBAL PAYMENTS DIRECT, INC., a New York corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
GLOBAL PAYMENTS UK LTD., an English company governed by the Laws of England and Wales By: /s/ David L. Green Name: David L. Green Title: Director

GLOBAL PAYMENTS ACQUISITION
CORPORATION 2, a Luxembourg société à responsabilité limitée, having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, and registered with the R.C.S. Luxembourg under number B 139.629

By: /s/ David L. Green
Name: David L. Green
Title: Manager

GLOBAL PAYMENTS ACQUISITION PS 1 - GLOBAL PAYMENTS DIRECT, a Luxembourg société en nom collectif, having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, and registered with the R.C.S. Luxembourg under number B 139.804

By: Global Payments Direct, Inc.,
its Manager

By: /s/ David L. Green
Name: David L. Green
Title: Secretary

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

GLOBAL PAYMENTS ACQUISITION PS 2 C.V.,
a Netherlands limited partnership

By: Global Payments Direct., Inc., acting in its capacity as general partner of Global Payments Acquisition PS 1 C.V., in its turn representing Global Payments Acquisition PS 1 - Global Payments Direct S.e.n.c., in its turn acting in its capacity as general partner on behalf and for the benefit of Global Payments Acquisition PS 2 C.V.

By: /s/ David L. Green
Name: David L. Green
Title: Secretary

GUARANTORS:	GLOBAL PAYMENTS DIRECT, INC., a New York corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
GLOBAL PAYMENTS HOLDING COMPANY, a New York corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
GLOBAL PAYMENTS CHECK SERVICES, Inc., an Illinois corporation By: /s/ L.J. Williams Name: L.J. Williams Title: Secretary
GLOBAL PAYMENTS GAMING SERVICES, Inc., an Illinois corporation By: /s/ L.J. Williams Name: L.J. Williams Title: Secretary
GLOBAL PAYMENTS CHECK RECOVERY SERVICES, INC., a Georgia corporation By: /s/ L.J. Williams Name: L.J. Williams Title: Secretary

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

GLOBAL PAYMENTS GAMING INTERNATIONAL, INC., a Georgia corporation By: /s/ L.J. Williams Name: L.J. Williams Title: Secretary
DEBITEK, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
DIGITAL DINING, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
DINERWARE, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
GP FINANCE, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
GREATER GIVING, INC., an Oregon corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND ACQUISITION, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND COMMERCE, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

HEARTLAND PAYMENT SOLUTIONS, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND PAYMENT SYSTEMS, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
HEARTLAND PAYROLL SOLUTIONS, INC., a Delaware corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
OPENEDGE PAYMENTS LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
PAYPROS LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
PAYROLL 1, INC., a Michigan corporation By: /s/ David L. Green Name: David L. Green Title: Secretary
PCAMERICA, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
TOUCHNET INFORMATION SYSTEMS, INC., a Kansas corporation By: /s/ David L. Green Name: David L. Green Title: Secretary

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

XPIENT, LLC, a Delaware limited liability company By: /s/ David L. Green Name: David L. Green Title: Secretary
EDUCATIONAL COMPUTER SYSTEMS, INC., a Pennsylvania corporation By: /s/ Daniel Frazier Name: Daniel Frazier Title: Secretary

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Angela Larkin Name: Angela Larkin Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., a Lender, Swing Line Lender and L/C Issuer By: /s/ David J. Doucette Name: David J. Doucette Title: SVP
PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Brandon K. Fiddler Name: Brandon K. Fiddler Title: Senior Vice President
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender By: /s/ Lillian Kim Name: Lillian Kim Title: Director
TD BANK, N.A., as a Lender By: /s/ Shreya Shah Name: Shreya Shah Title: Senior Vice President
SUNTRUST BANK, as a Lender By: /s/ Jonathan Hart Name: Jonathan Hart Title: Vice President

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

FIFTH THIRD BANK, as a Lender By: /s/ Dan Komitor Name: Dan Komitor Title: Managing Director
CAPITAL ONE, N.A., as a Lender By: /s/ Jacob Villere Name: Jacob Villere Title: Senior Vice President
BANK OF MONTREAL, as a Lender By: /s/ Christina Boyle Name: Christina Boyle Title: Managing Director By: /s/ Tony Ebdon Name: Tony Ebdon Title: MD By: /s/ Jeffrey Couch Name: Jeffrey Couch Title: MD
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender By: /s/ Andrew Campbell Name: Andrew Campbell Title: Authorized Signatory By: /s/ Zhen Ma Name: Zhen Ma Title: Authorized Signatory
Mizuho Bank, Ltd., as a Lender By: /s/ James R. Fayen Name: James R. Fayen Title: Managing Director
BARCLAYS BANK PLC, as a Lender By: /s/ Ronnie Glenn Name: Ronnie Glenn Title: Vice President
HSBC BANK USA, N.A., as a Lender By: /s/ Stephen J. Contino Name: Stephen J. Contino Title: Vice President

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Allison Burgun Name: Allison Burgun Title: Vice President
WELLS FARGO BANK, N.A., as a Lender By: /s/ Anthony Richter Name: Anthony Richter Title: Director
CITIBANK, N.A., as a Lender By: /s/ Jane Atherton Name: Jane Atherton Title: Managing Director
REGIONS BANK, as a Lender By: /s/ Glenn Little Name: Glenn Little Title: Managing Director

Citizens Bank N.A. as a Lender By: /s/ Sean J Lynch Name: Sean J Lynch Title: Managing Director
BANK OF THE PHILIPPINE ISLANDS, as a Lender By: /s/ Maria Theresa M. Javier Name: Maria Theresa M. Javier Title: Senior Vice President
Caixa Bank, S.A. as a Lender By: /s/ Nona-Jose Bosser Name: Nona-Jose Bosser Title: Financiaciones Estructuradas By: /s/ Juan Munoz Name: Juan Munoz Title: Financiaciones Estructuradas
RAYMOND JAMES BANK, N.A. as a Lender By: /s/ Daniel Gendron Name: Daniel Gendron Title: Vice President

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

The Bank of East Asia Limited, New York Branch as a Lender By: /s/ James Hua Name: James Hua Title: SVP By: /s/ Kitty Sin Name: Kitty Sin Title: SVP
Capital Bank Corporation as a Lender By: /s/ Rebecca L. Hetzer Name: Rebecca L. Hetzer Title: Senior Vice President
ING CAPITAL LLC, as a Lender By: /s/ Mallika Kambhampati Name: Mallika Kambhampati Title: Managing Director By: /s/ Joe McAdams Name: Joe McAdams Title: Managing Director
Woodforest National Bank, as a Lender By: /s/ John Ellis Name: John Ellis Title: Senior Vice President
STIFEL BANK & TRUST, as a Lender By: /s/ Matthew L. Diehl Name: Matthew L. Diehl Title: Senior Vice President
Banco Popular de Puerto Rico, New York Branch, as a Lender By: /s/ Hector J. Gonzalez Name: Hector J. Gonzalez Title: Vice President

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

Credit Industriel et Commercial, New York Branch, as a Lender By: /s/ Garry Weiss Name: Garry Weiss Title: Managing Director By: /s/ Clifford Abramsky Name: Clifford Abramsky Title: Managing Director
GOLDMAN SACHS BANK USA, as a Lender By: /s/ Mehmet Barlas Name: Mehmet Barlas Title: Authorized Signatory
Bank of Taiwan, New York Branch, as a Lender By: /s/ Yue-Li Shih Name: Yue-Li Shih Title: VP & General Manager
First Commercial Bank, Ltd. New York Branch as a Lender By: /s/ Bill Wang Name: Bill Wang Title: SVP & General Manager
HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY as a Lender By: /s/ Wen-Tang, Wang Name: Wen-Tang, Wang Title: Vice President & General Manager
Land Bank of Taiwan, New York Branch as a Lender By: /s/ Arthur Chen Name: Arthur Chen Title: General Manager
Taiwan Business Bank, Los Angeles Branch as a Lender By: /s/ Sung-Shui Chiu Name: Sung-Shui Chiu Title: Senior Vice President and General Manager
Taiwan Cooperative Bank, Ltd., acting through its New York Branch as a Lender By: /s/ Li Hua Huang Name: Li Hua Huang Title: S.V.P. & General Manager

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

Trustmark National Bank as a Lender By: /s/ Robert Whartenby Name: Robert Whartenby Title: First VP
AZB Funding 7 as a Lender By: /s/ Shuji Tsubota Name: Shuji Tsubota Title: Authorized Signatory
American Savings Bank, F.S.B., a federal savings bank as a Lender By: /s/ Kyle J. Shelly Name: Kyle J. Shelly Title: Vice President
ATLANTIC CAPITAL BANK, N.A., as a Lender By: /s/ Preston McDonald Name: Preston McDonald Title: Vice President
CITY NATIONAL BANK OF FLORIFDA, as a Lender By: /s/ Tyler Kurau Name: Tyler Kurau Title: Senior Vice President
First Hawaiian Bank, as a Lender By: /s/ Jeffrey Inouye Name: Jeffrey Inouye Title: Vice President
BANCO DE SABADELL, S.A., MIAMI BRANCH as a Lender By: /s/ Enrique Castillo Name: Enrique Castillo Title: Structured Finance Americas Director
Cathay Bank as a Lender By: /s/ Nancy A. Moore Name: Nancy A. Moore Title: Senior Vice President

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

FIRSTBANK PUERTO RICO D/B/A FIRST BANK FLORIDA, as a Lender By: /s/ Jose M. Lacasa Name: Jose M. Lacasa Title: Corporate Banking SVP
Liberty Bank, as a Lender By: /s/ Carla Balesano Name: Carla Balesano Title: Senior Vice President
CTBC Bank Co., Ltd., New York Branch, as a Lender By: /s/ Ralph Wu Name: Ralph Wu Title: SVP & Branch General Manager
APOLLO AF LOAN TRUST 2012 as a Lender BY: Apollo Credit Management (Senior Loans) II, LLC, as Portfolio Manager By: /s/ Joseph Glatt Name: Joseph Glatt Title: Vice President
Apollo Credit Funding V Ltd. as a Lender By: Apollo ST Fund Management LLC, as its collateral manager By: /s/ Joseph Glatt Name: Joseph Glatt Title: Vice President
Apollo Credit Funding VI Ltd. as a Lender By: Apollo ST Fund Management LLC, as its collateral manager By: /s/ Joseph Glatt Name: Joseph Glatt Title: Vice President

Apollo TR US Broadly Syndicated Loan LLC
as a Lender
By: Apollo Total Return Master Fund LP, its Member
By: Apollo Total Advisors LP, its General Partner
By: Apollo Total Advisors GP LLC, its General Partner

By:  /s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

PPF Nominee 2 B.V. as a Lender By: Apollo Credit Management (Senior Loans), LLC, its Investment Manager By: /s/ Joseph Glatt Name: Joseph Glatt Title: Vice President
JPMORGAN CHASE BANK, N.A., as a New Lender By: /s/ Nicholas Gitron-Beer Name: Nicholas Gitron-Beer Title: Vice President
SUMITOMO MITSUI BANKING CORPORATION, as a New Lender By: /s/ James D. Weinstein Name: James D. Weinstein Title: Managing Director

GLOBAL PAYMENTS INC.
SECOND AMENDMENT

Schedule I

CONVERSIONS

Lender	Principal Amount Held of Heartland Incremental Term B Loan	Principal Amount Held of Term B Loan
Blackrock Financial Management	$66,194,100.04	$37,442,903.85
State Bank of India	$49,875,000.00	$25,951,555.02
Highbridge Capital Management LLC	$49,875,000.00	$25,951,555.02
Invesco Senior Secured Management Inc.	$49,591,112.37	$25,803,839.23
State Street Bank & Trust Company (Hartford)	$39,900,000.00	$20,761,244.02
GSO Capital / Blackstone Group	$30,544,346.97	$15,893,199.02
CS Alternative Capital (CSAM)	$29,984,459.51	$15,601,871.70
Fidelity Investments	$28,425,000.00	$14,790,435.12
Wellington	$27,531,000.00	$14,325,258.37
Eaton Vance Management	$26,458,687.50	$13,767,299.94
Neuberger Berman	$24,199,350.00	$12,591,694.50
Apollo Capital Management LP	$26,650,642.43	$12,569,602.47
AIB Debt Management	$19,950,000.00	$10,380,622.01
Aozora Bank	$19,950,000.00	$10,380,622.01
PIMCO	$18,952,500.01	$9,861,590.91
Octagon Credit Investors	$17,705,625.00	$9,212,802.03
Barings LLC (f/k/a Babson Capital)	$17,047,676.22	$8,870,450.27
Goldentree Asset Management	$16,234,312.50	$8,447,231.16
Metropolitan Life Insurance Company	$15,461,250.00	$8,044,982.06
Citizens Bank N.A.	$14,962,500.00	$7,785,466.51
Erste Bank	$14,962,500.00	$7,785,466.51
Crédit Industriel et Commercial	$14,962,500.00	$7,785,466.51
T. Rowe Price Associates, Inc.	$14,962,500.00	$7,785,466.51
Symphony Asset Management LLC	$14,962,500.00	$7,785,466.51
Och-Ziff Capital	$13,987,942.50	$7,278,373.12
Oak Hill Advisors Inc.	$13,167,000.00	$6,851,210.53
Mackay Shields - Pareto	$12,468,750.00	$6,487,888.76
Byline Bank	$9,631,323.35	$5,011,485.07
Highland Capital Management LP	$12,925,140.42	$4,888,135.37
Guggenheim Investment Partners	$9,376,500.00	$4,878,892.34
Voya Investment Management Company	$9,291,712.50	$4,834,774.70
Goldman Sachs Asset Management GSAM	$9,251,812.50	$4,814,013.46
CVC Credit Partners Limited (f/k/a Apidos)	$9,057,455.88	$4,712,883.50
Ares Management LLC (as Fund Manager)	$8,608,425.00	$4,479,238.40
Bain Capital LLC	$8,469,614.65	$4,407,010.94
Commercial Industrial Finance Corp (CIFC)	$8,229,375.00	$4,282,006.58
Sound Point Capital Management	$7,980,000.00	$4,152,248.80
JP Morgan Investment Management	$7,980,000.00	$4,152,248.80
Muzinich & Co	$7,531,125.00	$3,918,684.81
East West Bank	$7,481,250.00	$3,892,733.25
Teachers Insurance And Annuity Association (TIAA-CREF)	$7,406,437.50	$3,853,805.92
PGIM, Inc (f/k/a Prudential Investment Management)	$6,608,437.50	$3,438,581.04

Doubleline Capital LP	$6,563,550.00	$3,415,224.64
KKR Financial LLC	$16,570,260.55	$3,262,541.27
Deutsche Asset Management (a/k/a DB Advisors)	$5,985,000.00	$3,114,186.60
Napier Park (f/k/a Citi Alternative)	$4,987,500.00	$2,595,155.50
TPG Credit Management LP	$4,987,500.00	$2,595,155.50
ONEX Credit Partners	$3,990,000.00	$2,076,124.40
Golub Capital	$3,990,000.00	$2,076,124.40
MJX Asset Management	$3,990,000.00	$1,816,608.85
Fraser Sullivan Investment Management LLC	$3,376,153.83	$1,756,720.64
Oppenheimer Fund Distributor Inc.	$2,992,500.00	$1,557,093.30
PPM America Inc	$2,992,500.00	$1,557,093.30
Great West Life & Annuity Ins.	$2,493,750.00	$1,297,577.75
American Money Management Corporation	$2,493,750.00	$1,297,577.75
Raymond James Bank FSB	$2,493,750.00	$1,297,577.75
Kramer Van Kirk Credit Strategies LP	$2,493,750.00	$1,297,577.75
Bank of America, N.A. (Charlotte)	$2,205,039.72	$1,147,352.57
York Capital Management LP	$1,995,000.00	$1,038,062.20
American Capital Strategies	$1,995,000.00	$1,038,062.20
ABRY Partners LLC	$1,995,000.00	$1,038,062.20
Sumitomo Mitsui Banking Corporation	$1,995,000.00	$1,038,062.20
Marathon Asset Management	$1,496,250.00	$778,546.65
Apex Credit Partners	$997,500.00	$519,031.10
TCW Asset Management Company	$997,500.00	$519,031.10
BAWAG P.S.K.	$997,500.00	$519,031.10
Tall Tree Investment Management LLC	$997,500.00	$519,031.10
Littlejohn & Company LLC (WallFleet)	$997,500.00	$519,031.10
Sound Harbor Parners LLC (Aladdin)	$997,500.00	$519,031.10
Pioneer Investments	$997,500.00	$519,031.10
Fort Washington Investment Advisors Inc.	$713,212.50	$371,107.24
NewMark Capital LLC	$498,750.00	$259,515.55
Mariner Capital	$498,750.00	$259,515.55
Cathay Bank (Los Angeles)	$249,375.00	$129,757.78
Macquarie Bank	$249,375.00	$129,757.78
Goldman Sachs Bank USA	$44,887,500.00	$0.00
Loomis Sayles	$22,617,694.05	$0.00
Shenkman Capital Management Inc.	$16,269,225.00	$0.00
Oaktree Capital	$14,962,500.00	$0.00
Industrial and Commercial Bank of China (New York)	$12,967,500.00	$0.00
New York Life Insurance	$8,977,500.00	$0.00
Canyon Capital Advisors LLC	$5,985,000.00	$0.00
MidOcean Partners	$2,992,500.00	$0.00
Guardian Life Insurance Co. LLP	$1,995,000.00	$0.00
BNP Paribas Paris	$665,000.00	$0.00
Total:	$1,042,387,500.00	$467,783,665.69

Schedule II

NON-CONSENTING LENDERS

Lenders of Heartland Incremental Term B Loans:

Ace Tempest Reinsurance LTD
BCBSM, Inc.
BNP Paribas Flexi III Global Senior Corporate Loan Fund
BNP Paribas Global Senior Corporate Loans
Chubb Bermuda Insurance Ltd
Flatiron CLO 2013 1 LTD
Flatiron CLO 2014-1 Ltd.
Geveran Investments Limited
Goldman Sacks Bank USA
HMO Minnesota
HYFI Aquamarine Loan Fund
Industrial and Commercial Bank of China (USA) NA
KKR JP Loan Fund 2015 a Series Trust of Multi Manager Global Investment
MainStay Floating Rate Fund a Series of MainStay Funds Trust
Mainstay VP Floating Rate Portfolio a Series of Mainstay VP Funds Trust
Maryland State Retirement and Pension System
Oaktree CLO 2014 2 Ltd
OAKTREE CLO 2014-1 LTD
Oaktree CLO 2015-1 Ltd
Oaktree EIF I Series A, LTD
Oaktree EIF III Series 1, Ltd
Park Avenue Institutional Advisers CLO Ltd 2016-1
TCI-Flatiron 2016-1 Ltd

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage of Revolving Commitment	Existing Term Loan Commitment	Applicable Percentage of Existing Term Loan Commitment	Delayed Draw Term Loan Commitment	Applicable Percentage of Delayed Draw Term Loan Commitment
Bank of America, N.A.	$100,000,000.00	8.000000000%	$273,750,000.00	15.642857143%	$337,913,290.71	22.781375201%
PNC Bank, National Association	$100,000,000.00	8.000000000%	$180,000,000.00	10.285714286%	$80,000,000.00	5.393425078%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$100,000,000.00	8.000000000%	$200,000,000.00	11.428571429%	$0.00	0.000000000%
TD Bank, N.A.	$100,000,000.00	8.000000000%	$200,000,000.00	11.428571429%	$0.00	0.000000000%
SunTrust Bank	$100,000,000.00	8.000000000%	$125,000,000.00	7.142857143%	$25,000,000.00	1.685445337%
JPMorgan Chase Bank, N.A.	$81,250,000.00	6.500000000%	$95,000,000.00	5.428571429%	$73,750,000.00	4.972063744%
Fifth Third Bank	$93,750,000.00	7.500000000%	$131,250,000.00	7.500000000%	$0.00	0.000000000%
Capital One, N.A.	$41,666,666.67	3.333333334%	$68,333,333.33	3.904761905%	$64,825,000.00	4.370359758%
Sumitomo Mitsui Banking Corporation	$50,000,000.00	4.000000000%	$0.00	0.000000000%	$100,000,000.00	6.741781347%
Bank of Montreal	$62,500,000.00	5.000000000%	$87,500,000.00	5.000000000%	$0.00	0.000000000%
Canadian Imperial Bank of Commerce, New York Branch	$62,500,000.00	5.000000000%	$87,500,000.00	5.000000000%	$0.00	0.000000000%
Mizuho Bank, Ltd.	$50,000,000.00	4.000000000%	$0.00	0.000000000%	$100,000,000.00	6.741781347%
Barclays Bank PLC	$62,500,000.00	5.000000000%	$0.00	0.000000000%	$72,500,000.00	4.887791477%
HSBC Bank USA, N.A.	$100,000,000.00	8.000000000%	$0.00	0.000000000%	$0.00	0.000000000%
U.S. Bank National Association	$41,666,666.67	3.333333334%	$58,333,333.33	3.333333333%	$0.00	0.000000000%
Wells Fargo Bank, N.A.	$20,833,333.33	1.666666666%	$29,166,666.67	1.666666667%	$50,000,000.00	3.370890674%
Citibank, N.A.	$31,250,000.00	2.500000000%	$43,750,000.00	2.500000000%	$0.00	0.000000000%
Regions Bank	$31,250,000.00	2.500000000%	$43,750,000.00	2.500000000%	$0.00	0.000000000%
Citizens Bank N.A.	$0.00	0.000000000%	$0.00	0.000000000%	$74,825,255.10	5.044555091%
Bank of the Philippine Islands	$0.00	0.000000000%	$0.00	0.000000000%	$49,883,503.40	3.363036728%
CAIXABANK, S.A.	$0.00	0.000000000%	$0.00	0.000000000%	$49,883,503.40	3.363036728%
Raymond James Bank, N.A.	$0.00	0.000000000%	$37,500,000.00	2.142857143%	$6,000,000.00	0.404506881%
The Bank Of East Asia Limited, New York Branch	$0.00	0.000000000%	$35,000,000.00	2.000000000%	$0.00	0.000000000%
Capital Bank Corporation	$0.00	0.000000000%	$0.00	0.000000000%	$30,000,000.00	2.022534404%
ING Capital LLC	$0.00	0.000000000%	$10,000,000.00	0.571428571%	$19,953,401.36	1.345214691%
Woodforest National Bank	$0.00	0.000000000%	$25,000,000.00	1.428571429%	$0.00	0.000000000%
Stifel Bank & Trust	$0.00	0.000000000%	$0.00	0.000000000%	$24,941,751.70	1.681518364%
Banco Popular de Puerto Rico, New York Branch	$0.00	0.000000000%	$0.00	0.000000000%	$24,941,751.70	1.681518364%

Crédit Industriel et Commercial, New York Branch	$0.00	0.000000000%	$0.00	0.000000000%	$21,970,000.00	1.481169362%
Goldman Sachs Bank USA	$20,833,333.33	1.666666666%	$0.00	0.000000000%	$0.00	0.000000000%
Bank of Taiwan, New York Branch	$0.00	0.000000000%	$0.00	0.000000000%	$19,953,401.36	1.345214691%
First Commercial Bank, Ltd. New York Branch	$0.00	0.000000000%	$0.00	0.000000000%	$19,953,401.36	1.345214691%
Hua Nan Commercial Bank, Ltd. New York Agency	$0.00	0.000000000%	$0.00	0.000000000%	$19,953,401.36	1.345214691%
Land Bank of Taiwan, New York Branch	$0.00	0.000000000%	$0.00	0.000000000%	$19,953,401.36	1.345214691%
Taiwan Business Bank, Los Angeles Branch	$0.00	0.000000000%	$0.00	0.000000000%	$19,953,401.36	1.345214691%
Taiwan Cooperative Bank, Ltd., acting through its New York Branch	$0.00	0.000000000%	$0.00	0.000000000%	$19,953,401.36	1.345214691%
Trustmark National Bank	$0.00	0.000000000%	$0.00	0.000000000%	$19,953,401.36	1.345214691%
AZB Funding 7	$0.00	0.000000000%	$0.00	0.000000000%	$19,953,401.36	1.345214691%
American Savings Bank, F.S.B.	$0.00	0.000000000%	$0.00	0.000000000%	$14,965,051.02	1.008911018%
Atlantic Capital Bank, N.A.	$0.00	0.000000000%	$0.00	0.000000000%	$14,965,051.02	1.008911018%
City National Bank of Florida	$0.00	0.000000000%	$0.00	0.000000000%	$14,965,051.02	1.008911018%
First Hawaiian Bank	$0.00	0.000000000%	$0.00	0.000000000%	$14,965,051.02	1.008911018%
Banco De Sabadell, S.A., Miami Branch	$0.00	0.000000000%	$14,166,666.67	0.809523810%	$0.00	0.000000000%
Cathay Bank	$0.00	0.000000000%	$0.00	0.000000000%	$10,000,000.00	0.674178135%
FirstBank Puerto Rico d/b/a FirstBank Florida	$0.00	0.000000000%	$0.00	0.000000000%	$10,000,000.00	0.674178135%
Liberty Bank	$0.00	0.000000000%	$5,000,000.00	0.285714286%	$0.00	0.000000000%
CTBC Bank Co., Ltd., New York Branch	$0.00	0.000000000%	$0.00	0.000000000%	$2,993,010.20	0.201782203%
Apollo Capital Management LP	$0.00	0.000000000%	$0.00	0.000000000%	$34,419,617.47	2.320495352%
Total:	$1,250,000,000.00	100.000000000%	$1,750,000,000.00	100.000000000%	$1,483,287,500.00	100.000000000%

Term B Lender	Term B Loan Commitment	Applicable Percentage of Term B Loan Commitment
Bank of America, N.A.	$74,603,834.31	13.754711219%
Blackrock Financial Management	$37,442,903.85	6.903349330%
State Bank of India	$25,951,555.02	4.784688995%
Highbridge Capital Management LLC	$25,951,555.02	4.784688995%
Invesco Senior Secured Management Inc.	$25,803,839.23	4.757454629%
State Street Bank & Trust Company (Hartford)	$20,761,244.02	3.827751196%
GSO Capital / Blackstone Group	$15,893,199.02	2.930229590%
CS Alternative Capital (CSAM)	$15,601,871.70	2.876517563%
Fidelity Investments	$14,790,435.12	2.726912976%
Wellington	$14,325,258.37	2.641148325%
Eaton Vance Management	$13,767,299.94	2.538277512%
Neuberger Berman	$12,591,694.50	2.321531100%
Apollo Capital Management LP	$12,569,602.47	2.317457992%
AIB Debt Management	$10,380,622.01	1.913875598%
Aozora Bank	$10,380,622.01	1.913875598%
PIMCO	$9,861,590.91	1.818181819%
Octagon Credit Investors	$9,212,802.03	1.698564593%
Barings LLC (f/k/a Babson Capital)	$8,870,450.27	1.635445189%
Goldentree Asset Management	$8,447,231.16	1.557416268%
Metropolitan Life Insurance Company	$8,044,982.06	1.483253589%
Citizens Bank N.A.	$7,785,466.51	1.435406699%
Erste Bank	$7,785,466.51	1.435406699%
Crédit Industriel et Commercial	$7,785,466.51	1.435406699%
T. Rowe Price Associates, Inc.	$7,785,466.51	1.435406699%
Symphony Asset Management LLC	$7,785,466.51	1.435406699%
Och-Ziff Capital	$7,278,373.12	1.341913876%
Oak Hill Advisors Inc.	$6,851,210.53	1.263157895%
Mackay Shields - Pareto	$6,487,888.76	1.196172249%
Byline Bank	$5,011,485.07	0.923967656%
Highland Capital Management LP	$4,888,135.37	0.901225668%
Guggenheim Investment Partners	$4,878,892.34	0.899521531%
Voya Investment Management Company	$4,834,774.70	0.891387560%
Goldman Sachs Asset Management GSAM	$4,814,013.46	0.887559809%
CVC Credit Partners Limited (f/k/a Apidos)	$4,712,883.50	0.868914476%
Ares Management LLC (as Fund Manager)	$4,479,238.40	0.825837321%
Bain Capital LLC	$4,407,010.94	0.812520742%
Commercial Industrial Finance Corp (CIFC)	$4,282,006.58	0.789473684%
Sound Point Capital Management	$4,152,248.80	0.765550239%
JP Morgan Investment Management	$4,152,248.80	0.765550239%
Muzinich & Co	$3,918,684.81	0.722488038%
East West Bank	$3,892,733.25	0.717703349%
Teachers Insurance And Annuity Association (TIAA-CREF)	$3,853,805.92	0.710526316%
PGIM, Inc (f/k/a Prudential Investment Management)	$3,438,581.04	0.633971292%
Doubleline Capital LP	$3,415,224.64	0.629665072%
KKR Financial LLC	$3,262,541.27	0.601514834%
Deutsche Asset Management (a/k/a DB Advisors)	$3,114,186.60	0.574162679%
Napier Park (f/k/a Citi Alternative)	$2,595,155.50	0.478468900%

TPG Credit Management LP	$2,595,155.50	0.478468900%
ONEX Credit Partners	$2,076,124.40	0.382775120%
Golub Capital	$2,076,124.40	0.382775120%
MJX Asset Management	$1,816,608.85	0.334928230%
Fraser Sullivan Investment Management LLC	$1,756,720.64	0.323886638%
Oppenheimer Fund Distributor Inc.	$1,557,093.30	0.287081340%
PPM America Inc.	$1,557,093.30	0.287081340%
American Money Management Corporation	$1,297,577.75	0.239234450%
Kramer Van Kirk Credit Strategies LP	$1,297,577.75	0.239234450%
Great West Life & Annuity Ins.	$1,297,577.75	0.239234450%
Raymond James Bank FSB	$1,297,577.75	0.239234450%
Bank of America, N.A. (Charlotte)	$1,147,352.57	0.211537429%
York Capital Management LP	$1,038,062.20	0.191387560%
American Capital Strategies	$1,038,062.20	0.191387560%
ABRY Partners LLC	$1,038,062.20	0.191387560%
Sumitomo Mitsui Banking Corporation	$1,038,062.20	0.191387560%
Marathon Asset Management	$778,546.65	0.143540670%
Apex Credit Partners	$519,031.10	0.095693780%
TCW Asset Management Company	$519,031.10	0.095693780%
BAWAG P.S.K.	$519,031.10	0.095693780%
Tall Tree Investment Management LLC	$519,031.10	0.095693780%
Littlejohn & Company LLC (WallFleet)	$519,031.10	0.095693780%
Sound Harbor Parners LLC (Aladdin)	$519,031.10	0.095693780%
Pioneer Investments	$519,031.10	0.095693780%
Fort Washington Investment Advisors Inc.	$371,107.24	0.068421053%
NewMark Capital LLC	$259,515.55	0.047846890%
Mariner Capital	$259,515.55	0.047846890%
Cathay Bank (Los Angeles)	$129,757.78	0.023923445%
Macquarie Bank	$129,757.78	0.023923445%
Total:	$542,387,500.00	100.000000000%

EXHIBIT B-6

FORM OF TERM B NOTE

____________, ____

FOR VALUE RECEIVED, the undersigned hereby promises to pay to _____________________ or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Term B Loan from time to time made by the Lender to one or more of the Borrowers under that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Global Payments Inc., a Georgia corporation, certain other Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The undersigned promises to pay interest on the unpaid principal amount of each Term B Loan from the date of the Term B Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Term B Note is one of the Term B Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term B Note is also entitled to the benefits of the Subsidiary Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term B Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Each Term B Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term B Note and endorse thereon the date, amount and maturity of each Term B Loan and payments with respect thereto.

Each of the undersigned, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term B Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[INSERT APPLICABLE BORROWER]
[PLEASE INSERT A FULL DESCRIPTION OF THE BORROWER IF IT IS A LUXEMBOURG COMPANY]

By:
Name:
Title: